Exhibit 10.13

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Standard Civitas Form

Master Contract Services Agreement

Approved April 2011

MASTER CONTRACT SERVICES AGREEMENT

THIS MASTER CONTRACT SERVICES AGREEMENT (together with Appendix A and any Statement(s) of Work (as defined in Section 1), the “Agreement”) is made on September 26, 2013, (the “Effective Date”) by and between Civitas Therapeutics, Inc., a Delaware corporation with an office at 190 Everett Avenue, Chelsea, MA 02150 (“Civitas”) and Omega Plastics, Inc., a Michigan corporation with an office at 24401 Capital Blvd, Clinton Township, MI (“Service Provider”).

1.	Agreement Structure. Omega Plastics is a manufacturing company and provides manufacturing services consistent with injection mold making, injection molding, and assembly of plastic components. From time to time, Civitas may want Service Provider to provide certain services (other than manufacturing and clinical development-related services) (“Services”). This Agreement contains general terms and conditions under which Civitas would engage Service Provider and under which Service Provider would provide Services. Civitas and Service Provider must complete and execute a work order, project order or statement of work referencing this Agreement (each, a “Statement of Work”) before any Services are provided. Each Statement of Work will include, at a minimum, the information relating to the specific Services outlined in the sample Statement of Work attached as Appendix A. However, neither Civitas nor Service Provider is obligated to accept or execute any Statement of Work. Only after being mutually agreed upon and executed, each Statement of Work becomes part of this Agreement, although the terms in a Statement of Work will apply only to Services described in that Statement of Work. A Statement of Work may not change any term in this Agreement unless mutually agreed upon.

2.	About Services.

2.1.	Provision of Services. Service Provider agrees to provide all Services identified in any Statement of Work: (a) within the time period specified in the relevant Statement of Work; and (b) in accordance with the highest prevailing industry standards and practices for the performance of similar services. For each Statement of Work, Service Provider will designate a “Project Leader” who will be available for frequent communications with Civitas regarding Services provided under that Statement of Work, as well as contacts for administrative and payment matters for those Services. Civitas will designate a “Civitas Representative” who will be the point of contact for the Project Leader.

2.2.	Change Orders. If either party identifies a need to modify a Statement of Work, the identifying party will notify the other party in writing as soon as reasonably possible. Service Provider will use reasonable efforts to provide to Civitas within ten (10) business days after receiving or providing the notice described above a written change order containing a description of the required modifications and their effect on the scope, fees and timelines specified in the Statement of Work (each, a “Change Order”). No Change Order will be effective unless and until it has been signed by an authorized representative of each party. If Civitas does not approve a Change Order and has not terminated the Statement of Work, but still desires that the Statement of Work be modified, then the parties will use reasonable good faith efforts to agree on a Change Order that is mutually acceptable. Service Provider will continue to work under the existing Statement of Work during any such negotiations, to the extent such efforts are practicable and would facilitate the completion of the work envisioned in the Statement of Work, but will not commence work in accordance with the Change Order until it is authorized in writing by Civitas.

Confidential

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.3.	Subcontracting. With Civitas’ prior written consent, Service Provider may subcontract the performance of specific obligations of Service Provider under a Statement of Work to an Affiliate (as defined below in this Section 2.3) of Service Provider or to a qualified non-Affiliate third party including, but not limited to, consultants; provided, that (a) such Affiliate or third party performs those Services in a manner consistent with the terms and conditions of this Agreement; and (b) Service Provider remains liable for the performance of such Affiliate or third party. “Affiliate” means, with respect to either Civitas or Service Provider, any corporation, company, partnership, joint venture and/or firm which controls, is controlled by or is under common control with Civitas or Service Provider, as applicable. As used in this Section 2.3, “control” means (i) in the case of corporate entities, direct or indirect ownership of more than percent (50%) of the stock or shares having the right to vote for the election of directors (or such lesser percentage that is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction); and (ii) in the case of non-corporate entities, the direct or indirect power to manage, direct or cause the direction of the management and policies of the non-corporate entity or the power to elect more than fifty percent (50%) of the members of the governing body of such non-corporate entity.

2.4.	Regulatory Contacts. Civitas will be solely responsible for all contacts and communications with any regulatory authorities with respect to matters relating to Services. Unless required by applicable law, Service Provider will have no contact or communication with any regulatory authority regarding Services without the prior written consent of Civitas, which consent will not be unreasonably withheld. Service Provider will notify Civitas promptly, and in no event later than one (1) business day, after Service Provider receives any contact or communication from any regulatory authority relating in any way to Services and will provide Civitas with copies of any such communication within one (1) business day after Service Provider’s receipt of such communication. Unless prohibited by applicable law, Service Provider will consult with Civitas regarding the response to any inquiry or observation from any regulatory authority relating in any way to Services and will allow Civitas at its discretion to control and/or participate in any further contacts or communications relating to Services. Service Provider will comply with all reasonable requests and comments by Civitas with respect to all contacts and communications with any regulatory authority relating to Services provided to Civitas.

2.5.	Audits. With reasonable notice by Civitas to Service Provider and during normal business hours, Service Provider will allow Civitas employees and representatives and representatives of regulatory authorities to review Service Provider’s standard operating procedures and records, pertaining to Services and to inspect the facilities used to render Services. In addition, the Project Leader and Civitas Representative and their designees will participate in meetings to review performance of Services and to coordinate Services as necessary. The Civitas Representative, or his or her designee, will also have access at reasonable times to observe Services in progress or review any and all Records (as defined in Section 5.4).

3.	Representations and Warranties of Service Provider. Service Provider represents and warrants as follows:

3.1.	Organization of Service Provider. Service Provider is and will remain a corporation or company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.

3.2.	Enforceability of this Agreement. The execution and delivery of this Agreement by Service Provider has been authorized by all requisite corporate or company action. This Agreement is and

Confidential

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

will remain a valid and binding obligation of Service Provider for two years, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors. After two years, this Agreement can be revised or extended as mutually agreed upon.

3.3.	Absence of Other Contractual Restrictions. Service Provider is under no contractual or other obligation or restriction that is inconsistent with Service Provider’s execution or performance of this Agreement. Service Provider will not enter into any agreement, either written or oral, that would knowingly conflict with Service Provider’s responsibilities under this Agreement.

3.4.	Qualifications of Service Provider Personnel. Service Provider has engaged, will engage and will cause its Affiliates involved in rendering Services to engage, employees and permitted subcontractors including, but not limited to, consultants (collectively, “Service Provider Personnel”) with the proper skill, training and experience to provide Services. Before providing Services, all Service Provider Personnel except employees must be subject to binding written agreements with Service Provider under which they (a) have confidentiality obligations with regard to Civitas’ Confidential Information (as defined below) that are consistent with the terms of this Agreement; and (b) assign and effectively vest in Service Provider any and all rights that such personnel might have in the results of their work without any obligation of Civitas to pay any royalties or other consideration lo such Service Provider Personnel. Service Provider Employees’ confidentiality will be contained in written obligations sufficient for Service Provider to comply with this Agreement.

3.5.	Compliance. Service Provider will perform all Services with requisite care, skill and diligence, in accordance with all applicable laws, rules, regulations, orders and industry standards. In addition, Service Provider will comply with all Civitas policies and procedures that have been communicated to Service Provider regarding access to and permitted conduct at Civitas’ premises.

3.6.	Absence of Debarment. Service Provider, its Affiliates, Service Provider Personnel and each of their respective officers and directors, as applicable: (a) have not been debarred and are not subject to a pending debarment, and will not use in any capacity in connection with Services any person who has been debarred or is subject to a pending debarment, pursuant to section 306 of the United States Food, Drug and Cosmetic Act, 21 U.S.C. § 335a; (b) are not ineligible to participate in any federal and/or state healthcare programs or federal procurement or non-procurement programs (as that term is defined in 42 U.S.C. 1320a-7b(f)); (c) are not disqualified by any government or regulatory authorities from performing specific services, and are not subject to a pending disqualification proceeding; and (d) have not been convicted of a criminal offense related to the provision of healthcare items or services and are not subject to any such pending action. Service Provider will notify Civitas immediately if Service Provider, its Affiliates, any Service Provider Personnel, or any of their respective officers or directors, as applicable, is subject to the foregoing, or if any action, suit, claim, investigation, or proceeding relating to the foregoing is pending, or to the best of Service Provider’s knowledge, is threatened.

4.	Compensation. As full consideration for Services, Civitas will pay Service Provider the amounts set forth in the applicable Statement of Work in accordance with the payment schedule set forth in such Statement of Work. Service Provider will invoice Civitas for all amounts due in United States Dollars. All undisputed payments will be made by Civitas within thirty (30) days after its receipt of an invoice and reasonable supporting documentation for such invoice.

5.	Proprietary Rights.

5.1.	Materials. All documentation, information, and biological, chemical or other materials controlled by Civitas and furnished to Service Provider by or on behalf of Civitas (collectively, with all

Confidential

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

associated intellectual property rights, the “Materials”) will remain the exclusive property of Civitas. Service Provider will use Materials only as necessary to perform Services. Service Provider will not analyze Materials except as necessary to safely perform Services and will not transfer or make the Materials available to third parties without the prior written consent of Civitas. Service Provider can refuse a Material(s) should Service Provider be unable to properly handle and manage that Material(s).

5.2.	Deliverables.

(a)	Ownership. Civitas will own all rights throughout the world to all inventions, discoveries, improvements, ideas, processes, formulations, products, computer programs, works of authorship, databases, trade secrets, know-how, information, data, documentation, reports, research, creations and all other products and/or materials arising from or made in the performance of Services (whether or not patentable or subject to copyright or trade secret protection) (collectively, with all associated intellectual property rights, the “Deliverables”). Service Provider will assign and does assign to Civitas all right, title and interest in and to all Deliverables and will promptly disclose to Civitas all Deliverables. For purposes of the copyright laws of the United States, Deliverables constitute “works made for hire,” except to the extent such Deliverables cannot by law be “works made for hire”.

(b)	Cooperation. During and after the term, Service Provider will, and will cause its Affiliates and Service Provider Personnel to, (i) cooperate fully in obtaining patent and other proprietary protection for any patentable or protectable Deliverables, all in the name of Civitas and at Civitas’ cost and expense; and (ii) execute and deliver all requested applications, assignments and other documents, and take such other measures as Civitas reasonably requests, in order to perfect and enforce Civitas’ rights in the Deliverables. Service Provider appoints Civitas its attorney to execute and deliver any such documents on behalf of Service Provider, its Affiliates, and Service Provider Personnel in the event Service Provider, its Affiliates, or Service Provider Personnel fail to do so.

(c)	Service Provider Property. Notwithstanding the foregoing, Service Provider will retain full ownership rights in and to all templates, programs, methodologies, processes, technologies and other materials developed or licensed by Service Provider and its Affiliates prior to or apart from performing its obligations under this Agreement (collectively, with all associated intellectual property rights, the “Service Provider Property”), regardless of whether such Service Provider Property is used in connection with Service Provider’s performance of its obligations under this Agreement. Service Provider will grant and does grant to Civitas a non-exclusive, fully paid-up worldwide, sublicensable license to use Service Provider Property as required for Civitas to use the Deliverables; this license will be reviewed every two years for renewal which is to be mutually agreed upon.

5.3.	Work at Third Party Facilities. Service Provider agrees not to accept or use any funds, space, personnel, facilities, equipment or other resources of a third party in performing Services or take any other action that could result in a third party owning or having a right in any Deliverables.

5.4.	Records; Records Storage. Service Provider will maintain all materials, data and documentation obtained or generated by Service Provider in the course of preparing for and providing Services, including computerized records and files (collectively, the “Records”) in a secure area reasonably protected from fire, theft and destruction. All Records will be the property of Civitas. Service Provider will not transfer, deliver or otherwise provide any Records to any party other than Civitas, without the prior written approval of Civitas.

Confidential

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.5.	Record Retention. All Records will be retained by Service Provider for a minimum period of five (5) years following completion of the applicable Statement of Work, or longer if required by applicable law or regulation. Service Provider will, at the direction and written request of Civitas, promptly deliver Records to Civitas or its designee, or dispose of the Records, unless the Records are required to be retained by Service Provider by applicable law or regulation or for insurance purposes. In no event will Service Provider dispose of any Records without first giving Civitas sixty (60) days’ prior written notice of its intent to do so.

6.	Confidential Information.

6.1.	Definition. “Confidential Information” means any and all non-public scientific, technical, financial or business information, or data in whatever form (written, oral or visual) that is (a) furnished or made available by one party (the “Discloser”) to the other (the “Recipient”) or developed by Service Provider in connection with Services. Confidential Information of Civitas includes, but is not limited to (x) Materials, Deliverables and Records; (y) development and marketing plans, regulatory and business strategies, financial information, and forecasts of Civitas; and (z) all information of third parties that Civitas has an obligation to keep confidential and that obligation has been effectively communicated to Service Provider whether or not, in each case, such materials or information are marked or identified as confidential.

6.2.	Obligations. During the term of this Agreement and for a period of ten (10) years thereafter, Recipient agrees to (a) hold in confidence all Discloser’s Confidential Information, and not disclose Discloser’s Confidential Information except as expressly provided in Section 6.3, without the prior written consent of Discloser, (b) use Discloser’s Confidential Information solely to carry out Recipient’s rights or obligations under this Agreement; (c) treat Discloser’s Confidential Information with the same degree of care Recipient uses to protect Recipient’s own confidential information but in no event with less than a reasonable degree of care; and (d) reproduce Discloser’s Confidential Information solely to the extent necessary to carry out Recipient’s rights or obligations under this Agreement, with all such reproductions being considered Discloser’s Confidential Information.

6.3.	Permitted Disclosures. Recipient may provide Discloser’s Confidential Information solely to its employees or contractors (but if Recipient is Service Provider, then solely to Service Provider Personnel who are in compliance with Section 3.4) on a need-to-know basis and solely as necessary to carry out Recipient’s rights or obligations under this Agreement; provided, that Recipient remains liable for the compliance of such employees or contractors (or if Service Provider is Recipient, the compliance of such Service Provider Personnel) with the terms of this Agreement.

6.4.	Exceptions. Recipient’s obligations of non-disclosure and non-use under this Agreement will not apply to any portion of Discloser’s Confidential Information that Recipient can demonstrate, by competent proof:

(a)	is known to the public at the time of disclosure or becomes generally known through no wrongful act on the part of Recipient;

(b)	is in Recipient’s possession at the time of disclosure other than as a result of Recipient’s breach of any legal obligation;

(c)	becomes known to Recipient on a non-confidential basis through disclosure by sources other than Discloser having the legal right to disclose such Confidential Information; or

(d)	is independently developed by Recipient without reference to or reliance upon Discloser’s Confidential Information.

Confidential

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

If Recipient is required by a governmental authority or by order of a court of competent jurisdiction to disclose any Confidential Information, Recipient will give Discloser prompt written notice of such requirement or order and Recipient will take all reasonable and lawful actions to avoid or minimize the degree of such disclosure. Recipient will cooperate reasonably with Discloser in any efforts to seek a protective order.

7.	Indemnification, Insurance and Remedies.

7.1.	Indemnification by Service Provider. Service Provider will indemnify, defend and hold harmless Civitas, its officers, directors, employees and agents (collectively, the “Civitas Indemnitees”) against any third party claims, including reasonable attorneys’ fees for defending those claims, to the extent such claims arise out of or relate to (a) Service Provider’s negligence or willful misconduct in the performance of Services (except to the extent such claims result from Civitas’ breach of this Agreement or a Civitas Indemnitee’s negligence or willful misconduct); or (b) Service Provider’s breach of this Agreement.

7.2.	Indemnification by Civitas. Civitas will indemnify, defend and hold harmless Service Provider, its Affiliates, and its and their respective officers, directors, employees and agents (collectively, the “Service Provider Indemnitees”) against any third party claims, including reasonable attorneys’ fees for defending those claims, to the extent such claims arise out of or relate to (a) the use of the Deliverables by Civitas (except to the extent such claims result from Service Provider’s breach of this Agreement or a Service Provider Indemnitee’s negligence or willful misconduct); (b) any Civitas Indemnitee’s negligence or willful misconduct in performing obligations under this Agreement; or (c) Civitas’ breach of this Agreement; (d) Civitas’ performance of its obligations under this Agreement (except to the extent such claims result from Service Provider’s breach of this Agreement or a Service Provider Indemnitee’s negligence or willful misconduct).

7.3.	Indemnification Procedures. Each party must notify the other party within thirty (30) days after receipt of any claims made for which the other party might be liable under Section 7.1 or 7.2, as applicable. The indemnifying party will have the sole right to defend, negotiate, and settle such claims. The indemnified party will be entitled to participate in the defense of such matter and to employ counsel at its expense to assist in such defense; provided, however, that the indemnifying party will have final decision-making authority regarding all aspects of the defense of the claim. The indemnified party will provide the indemnifying party with such information and assistance as the indemnifying party may reasonably request, at the expense of the indemnifying party. Neither party will be responsible or bound by any settlement of any claim or suit made without its prior written consent; provided, however, that the indemnified party will not unreasonably withhold or delay such consent,

7.4.	Insurance. Service Provider will carry, with financially sound and reputable insurers, insurance coverage (including but not limited to, worker’s compensation at or above the applicable statutory limits, comprehensive liability coverage with contractual liability, and professional liability/errors and omissions coverage) with respect to the conduct of its business against loss from such risks and in such amounts as is customary for well-insured companies engaged in similar businesses and sufficient to support its obligations under this Agreement, Upon the request of Civitas, Service Provider will provide Civitas with a Certificate of Insurance evidencing such coverage, and providing that thirty (30) days advance written notice will be given to Civitas of any material change or cancellation in coverage or limits,

Confidential

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

7.5.	Remedies. In the event that any Services do not meet the specifications or other performance criteria agreed to by Service Provider and Civitas in writing, then the parties will have discussions and allow for reasonable efforts of Service Provider to correct the Services or devise a plan to correct the Services. If the parties cannot correct the Services under a timeframe reasonably acceptable to Civitas, then Service Provider will, at Civitass option, promptly (a) re-perform such Services at Service Provider’s cost; or refund to Civitas all service fees paid by Civitas to Service Provider in connection with the specific failed service listed on the Statement of Work and excluding all successfully completed services that may be listed on the Statement of Work.

8.	Expiration and Termination.

8.1.	Expiration. This Agreement will expire on the later of (a) two (2) years from the Effective Date or (b) the completion of all Services under all Statement(s) of Work executed by the parties prior to the second anniversary of the Effective Date. This Agreement may be extended by mutual agreement of the parties or earlier terminated in accordance with Section 8.2 or 8.3.

8.2.	Termination by Civitas. In the event of a breach of this Agreement by Service Provider which cannot be cured (e.g., breach of confidentiality obligations under Section 6), Civitas may terminate this Agreement or any Statement of Work with immediate effect, at any time upon written notice to Service Provider. Further, Civitas may terminate this Agreement or a Statement of Work at any time upon thirty (30) days’ prior written notice to Service Provider.

8.3.	Termination by Service Provider. In the event of a breach of this Agreement or of a Statement of Work by Civitas which cannot be cured (e.g., breach of confidentiality obligations under Section 6), Service Provider may terminate this Agreement or Statement of Work with immediate effect, at any time upon written notice to Civitas.

8.4.	Effect of Termination or Expiration. Upon termination or expiration of this Agreement, neither Service Provider nor Civitas will have any further obligations under this Agreement, or in the case of termination or expiration of a Statement of Work, under that Statement of Work, except that:

(a)	Service Provider will terminate all affected Services in progress in an orderly manner as soon as practical and in accordance with a schedule agreed to by Civitas, unless Civitas specifies in the notice of termination that Services in progress should be completed;

(b)	Service Provider will deliver to Civitas or, at Civitas’ option, dispose of, any Materials in its possession or control and all Deliverables developed through termination or expiration;

(c)	Civitas will pay Service Provider any monies due and owing Service Provider, up to the time of termination or expiration, for Services properly performed and all authorized expenses actually incurred (as specified in the applicable Statement of Work) which includes costs incurred for items related to providing Services, including but not limited to storage, shipping and other costs incurred on behalf of Civitas.

(d)	Service Provider will promptly refund any monies paid in advance by Civitas for Services not rendered;

(e)	each Recipient will promptly return to the Discloser all of Discloser’s Confidential Information (including all copies) provided to Recipient under this Agreement or under any Statement of Work which has been terminated or has expired, except for one (1) copy which Recipient may retain solely to monitor Recipient’s surviving obligations of confidentiality and non-use, and in the case of Civitas, to exercise all surviving rights of Civitas under this Agreement; and

(f)	the terms and conditions under Sections 2.3(b), 2.4, 2.5, 3, 5, 6, 7, 8.4 and 9 will survive any such termination or expiration.

Confidential

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

9.	Miscellaneous.

9.1.	Independent Contractor. Service Provider is an independent contractor and not an agent or employee of Civitas, Service Provider will not in any way represent itself to be an agent, employee, partner or joint venturer of or with Civitas, and Service Provider has no authority to obligate or bind Civitas by contract or otherwise. Service Provider has full power and authority to determine the means, manner and method of performance of Services. Service Provider is responsible for, and will withhold and/or pay, any and all applicable federal, state or local taxes, payroll taxes, workers’ compensation contributions, unemployment insurance contributions, or other payroll deductions from the compensation of Service Provider’s employees and other Service Provider Personnel and no such employees or other Service Provider Personnel will be entitled to any benefits applicable to or available to employees of Civitas. Service Provider understands and agrees that it is solely responsible for such matters and that it will indemnify Civitas and hold Civitas harmless from all claims and demands in connection with such matters.

9.2.	Publicity. Except to the extent required by applicable law or regulation or the rules of any stock exchange or listing agency, Service Provider will not make any public statement or release concerning this Agreement or the transactions contemplated by this Agreement or use Civitas’ name or the name of any Affiliate of Civitas in any form of advertising, promotion or publicity, without obtaining the prior written consent of Civitas.

9.3.	Notices. All notices must be in writing and sent to the address for the recipient set forth in this Agreement or at such other address as the recipient may specify in writing under this procedure. Communications and notices to Civitas will be marked “Attention: Paul Burgess, Head of Intellectual Property”. Communications and notices to Service Provider will be marked “Attention: President”. AH notices must be given (a) by personal delivery, with receipt acknowledged; or (b) by prepaid certified or registered mail, return receipt requested; or (c) by prepaid recognized express delivery service. Notices will be effective upon receipt or at a later date stated in the notice.

9.4.	Assignment. Except as expressly provided in Section 2.3, Service Provider may not assign, delegate or transfer its obligations under this Agreement, in whole or in part, without the prior written consent of Civitas, and any attempted assignment, delegation or transfer by Service Provider without such consent will be void. Civitas may assign, delegate or transfer this Agreement in whole or in part without consent of Service Provider. No assignment, delegation or transfer will relieve either party of the performance of any accrued obligation that such party may then have under this Agreement.

9.5.	Entire Agreement. This Agreement, including the attached Appendix A and any fully-signed Statements of Work, each of which are incorporated into this Agreement, constitute the entire agreement between the parties with respect to the specific subject matter of this Agreement and all prior agreements, oral or written, including but not limited to the Confidential Disclosure Agreement dated 7/23/2013 with respect to such subject matter are superseded. Each party confirms that it is not relying on any representations or warranties of the other party except as specifically set forth in this Agreement. If there is any conflict, discrepancy or inconsistency between the terms of this Agreement and any Statement of Work, purchase order or other form used by the parties, the terms of this Agreement will control,

Confidential

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

9.6.	No Modification. This Agreement (including Statement(s) of Work) may be changed only by a writing signed by authorized representatives of each party.

9.7.	Severability; Reformation. Each provision in this Agreement is independent and severable from the others, and no provision will be rendered unenforceable because any other provision is found by a proper authority to be invalid or unenforceable in whole or in part. If any provision of this Agreement is found by such an authority to be invalid or unenforceable in whole or in part, such provision will be changed and interpreted so as to best accomplish the objectives of such unenforceable or invalid provision and the intent of the parties, within the limits of applicable law.

9.8.	Governing Law. This Agreement and any disputes arising out of or relating to this Agreement will be governed by, construed and interpreted in accordance with the internal laws of the Commonwealth of Massachusetts without regard to any choice of law principle that would require the application of the law of another jurisdiction. The parties expressly reject any application to this Agreement of (a) the United Nations Convention on Contracts for the International Sale of Goods; and (b) the 1974 Convention on the Limitation Period in the International Sale of Goods, as amended by that certain Protocol, done at Vienna on April 11, 1980.

9.9.	Waivers. Any delay in enforcing a party’s rights under this Agreement, or any waiver as to a particular default or other matter, will not constitute a waiver of such party’s rights to the future enforcement of its rights under this Agreement, except with respect to an express written waiver relating to a particular matter for a particular period of time signed by an authorized representative of the waiving party, as applicable.

9.10.	No Strict Construction; Headings. This Agreement has been prepared jointly and will not be strictly construed against either party. The section headings are included solely for convenience of reference and will not control or affect the meaning or interpretation of any of the provisions of this Agreement.

9.11.	Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original and all of which together will constitute one and the same instrument.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed by its duly authorized representative as of the Effective Date.

CIVITAS THERAPEUTICS, INC.		OMEGA PLASTICS, INC.

By:	/s/ Rick Batycky	By:	/s/ Jeff Kaczperski

Print Name:	Rick Batycky	Print Name:	Jeff Kaczperski

Title:	CSO	Title:	President

Confidential

Exhibit 10.13

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

APPENDIX A

THIS STATEMENT OF WORK (the “Statement of Work”) by and between Civitas Therapeutics, Inc. (“Civitas”) and Omega Plastics Inc. (“Service Provider”), will be effective as of the last date of signature below, and upon execution will be incorporated into the Master Contract Services Agreement between Civitas and Service Provider dated 26 September 2013 (the “Agreement”). Capitalized terms used in this Statement of Work will have the same meaning as set forth in the Agreement.

Civitas hereby engages Service Provider to provide Services, as follows:

1.	Services. Service Provider will provide the following Services to Civitas:

Mold validation costs for each mold

Mold validations activities include a [***] hour IQ run with a full FAI and [***] piece capability study, an OQ-Low and OQ High which each including a [***] hour run and a [***] piece capability study, and [***] hour PQ runs which includes a [***] piece capability study for each of these runs ([***]), and a validation summary report. The costs below also reflect the preliminary mold run prior to the IQ.

Mold Validations
[***]	[***	]	[***	]
[***]	[***	]	[***	]
[***]	[***	]	[***	]
[***]	[***	]	[***	]
[***]	[***	]	[***	]
[***]	[***	]	[***	]
[***]	[***	]	[***	]
[***]	[***	]	[***	]

Total Validation Cost			[***	]

Components and inhalers produced during validation activities belong to Civitas. If the need arises to mold additional components or to assemble these components during validations activities (i.e. for limited quantity engineering builds) then Civitas will be charged only for the additional components and/or assembly.

Gage R&R costs for each molded component in-process inspection

A Gage R&R study will be conducted on all in-process inspection equipment/methods. The pricing below is considered tentative pending 1) receipt and review of the fixtures being provided by Civitas and 2) review of the latest prints for inspection requirements.

Gage R&R costs
[***]	[***	]
[***]	[***	]
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Total	[***	]

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Assembly line qualification and validation support costs

The qualification activity of the assembly line will include IQ and OQ activities, a PQ which includes [***] separate lots of product run mimicking production runs as much as possible, and a validation summary report. The cost shown below also includes the creation of the Master Validation Plan for the overall system associated with this project.

Assembly line qualification
Assy, calibration, IQ/OQ/PQ, reports	[***	]

Components and inhalers produced during validation activities belong to Civitas. If the need arises to mold additional components or to assemble these components during validations activities (i.e. for limited quantity engineering builds) then Civitas will be charged only for the additional components and/or assembly.

Tooling budget: new tool and engineering changes

General Notes:

a.	Tooling quotes do not include spares.

b.	Tool debug based on latest tool reviews and current understanding of steel safe conditions.

c.	Preliminary qualification activity includes extended run times (and resin) during initial trial runs, mini-capability study(s), and partial FAI(s).

Tooling w/ debug + prelim qualification activity
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NOTES:

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2. Optional Services. Service Provider will provide the following Services to Civitas at the prices described herein upon the written request of Civitas. The listed prices are based on the number of items per volume order and per the notes associated with the prices. These prices are commitments on behalf of Service Provider to complete the services in accordance with the requirement of the contract and these prices but with Civitas’s understanding that prices may change per the notes associated with those prices. Any changes in pricing due to a change in requirements or per the notes associated with the part pricing will be submitted to Civitas in writing.

Engineering build assembly part pricing at requested volumes

Assembly Pricing: Engineering builds
			[***	]	[***	]	[***	]	[***	]
CVT-301	[***	]	[***	]	[***	]	[***	]	[***	]

1.	Quoted part pricing is based on information provided in RFP from Civitas and Radius. Pricing is tentative pending confirmation of this information (i.e. cycle times, part weight, etc.) after tools and assembly equipment has been tested.

2.	Quoted with Tines, Springs (2x) and Capsules supplied by Civitas.

3.	Price reflects the current method of loading the tines.

4.	Part identification/labeling may impact part pricing; to be reviewed once final process is defined.

5.	Smaller lot quantities can be provided and will be quoted as needed.

6.	Assembly pricing quoted with checking fixtures and sonic horns provided by Civitas. If new or revised fixtures and/or sonic horns are needed, these will be quoted in the future (upon receipt of final prints and specs).

Production build assembly part pricing at requested volumes

Assembly Pricing: Production
			[***	]	[***	]	[***	]
Revised CVT-301	[***	]	[***	]	[***	]	[***	]

1.	Quoted part pricing is based on information provided in RFP from Civitas and Radius. Pricing is tentative pending confirmation of this information (i.e. cycle times, part weight, etc.) after tools and assembly equipment has been tested.

2.	Quoted with Tines, Springs (2x) and Capsules supplied by Civitas.

3.	Price reflects the current method of loading the tines.

4.	Part identification/labeling may impact part pricing; to be reviewed once final process is defined.

5.	Smaller lot quantities can be provided and will be quoted as needed.

6.	Assembly pricing quoted with checking fixtures and sonic horns provided by Civitas. If new or revised fixtures and/or sonic horns are needed, these will be quoted in the future (upon receipt of final prints and specs).

Estimated tray cost for the insert molded Plunger

Trays to protect the tine sharpness are required. PLEASE NOTE that the pricing below is for custom trays. A suitable “off the shelf” tray was not found within the timeframe of this RFP. An “off the shelf” tray can be further investigated with the expectation of finding a less expensive tray that can be used in a clean room setting.

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Custom Trays for
Proto and Production Tooling		[***	]

[***] [***	]	[***	]
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3. Timeline. The timeline for completion of the activities is described in the Proposal entitled “Proposal for the Civitas CVT-301 Dry Powder Inhaler” Revision 3, dated December 2, 2013 and attached herein (the “Proposal”). The optional Compressed Delivery described in Section 9 of the Proposal requires the prior written approval of Civitas.

4. Ownership. All data, molds, products, parts and inhalers shall be the property of Civitas Therapeutics.

5. Service Provider Contacts.

Project Leader: Matt Bouey, Program Manager

Administration Contact: Michael Pavlica, VP

Payment Contact: Lisa Diller, Accountant

6. Civitas Representative. Sean Plunkett

7. Quality Agreement. All Services shall be in compliance with the Quality Agreement between the parties.

8. Compensation. Payment shall be made as described below for each applicable task.

Engineering build assembly and production build assembly parts (quote sections 2 & 3): Net 30 days from invoice date. Invoicing to occur upon shipment.

Mold Validation (quote section 4): [***] % with FAI, [***] % with completion of PQ runs, [***] % with submission of validation summary report. Net 30 days from receipt of invoice.

Gage R&R Costs (quote section 5): Net 30 days from submission of Gage R&R study.

Assembly line qualification and validation support costs (quote section 6): [***] % with OQ parts, [***] % with PQ parts, [***] % with submission of validation summary report. Net 30 days from receipt of invoice.

Tooling (quote section 10): [***] % down payment with approved contract/PO, [***] % upon first samples, [***] % upon approval of samples by Civitas. Net 30 day terms from receipt of invoice for sample submission and sample approval.

9. All terms and conditions of the Agreement will apply to this Statement of Work. In the event of any conflict between this Statement of Work and the terms of the Agreement, the terms of the Agreement will control.

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

STATEMENT OF WORK AGREED TO AND ACCEPTED BY:

CIVITAS THERAPEUTICS, INC.		OMEGA PLASTICS, INC.

By:	/s/ Rick Batycky	By:	/s/ Jeff Kaczperski

Print Name:	Rick Batycky	Print Name:	Jeff Kaczperski

Title:	CSO	Title:	President

Date:	January 7, 2014	Date:	January 4, 2014

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